As filed with the Securities and Exchange Commission on October 31, 2007.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2007

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey

0-19312

22-2822175

(State of other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On October 31, 2007, Medarex, Inc. (“Medarex”) issued a press release to report the company’s financial results for the quarter ended September 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

To supplement the information that is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in our historical information for the periods presented, the attached press release provides certain non-GAAP financial measures that exclude from the directly comparable GAAP measures certain non-cash charges and other items. These non-GAAP financial measures exclude (i) the operations of Celldex Therapeutics, Inc., a majority-owned subsidiary; (ii) stock-based compensation expense; and (iii) an acquisition of in-process technology charge of $6.9 million relating to a final payment to the former shareholders of Ability Biomedical Corporation.

We believe that these non-GAAP measures enhance an investor’s overall understanding of our financial performance by reconciling more closely to the actual cash expenses of the Company in its operations as well as excluding expenses that in management’s view are unrelated to our continuing operations.

The information included in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 hereto, shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 25, 2007, Medarex’s Board of Directors approved an amendment to Medarex’s Amended and Restated By-laws to, among other things, (i) permit the establishment of a “Lead Independent Director”, (ii) change the designation of the Chair of the Board from an officer to solely a director, (iii) define the role of “Chief Executive Officer”, (iv) remove the requirement that the Treasurer shall provide the company with a bond for the faithful performance of the duties of his office; (v) clarify that shares of Medarex stock may be uncertificated, to comply with recent rules promulgated by the Nasdaq Stock Market LLC which require Nasdaq-listed issuers to be eligible for a direct registration system by January 1, 2008; (vi) amend the provisions regarding indemnification and the advancement of expenses, and (vii) permit electronic notice to the extent permitted by New Jersey law.

All references to the Amended and Restated By-laws do not purport to be complete and are qualified in their entirety by the Amended and Restated By-laws itself, filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number

Description

3.2	Medarex, Inc. Amended and Restated By-laws.

99.1	Press Release issued October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: October 31, 2007	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number

3.2	Medarex, Inc. Amended and Restated By-Laws

99.1	Press Release issued October 31, 2007